As filed with the Securities and Exchange Commission on January 11, 2012
Registration No. 333-36480

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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POST-EFFECTIVE AMENDMENT NO. 11
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
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Merrill Lynch, Pierce, Fenner & Smith Incorporated
Initial Depositor
(Exact name of registrant as specified in charter)
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Regional Bank HOLDRSSM Trust
[Issuer with respect to the receipts]

Delaware (State or other jurisdiction of incorporation or organization)	6211 (Primary Standard Industrial Classification Code Number)	13-5674085 (I.R.S. Employer Identification Number)

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One Bryant Park
New York, New York  10036
(212) 449-1000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
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Copies to:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
One Bryant Park
New York, New York  10036
(212) 449-1000
Attn:  Corporate Secretary
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Abigail Arms, Esq. Shearman & Sterling LLP 801 Pennsylvania Avenue, NW, Suite 900 Washington, D.C. 20004 (202) 508-8000

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

DEREGISTRATION OF UNSOLD SECURITIES

The Issuer hereby files this Post-Effective Amendment No. 11 to the S-1 Registration Statement for the Regional Bank HOLDRS Trust to deregister all of the 940,402,300 unsold HOLding Company Depositary ReceiptS of the Regional Bank HOLDRS Trust because the trust has terminated and no additional Regional Bank HOLDRS will be issued.  Pursuant to the undertaking set forth in Item 512(a)(3) of Regulation S-K, the Issuer is filing this Post-Effective Amendment No. 11 to the S-1 Registration Statement to deregister, by means of a post-effective amendment, all of the 940,402,300 Regional Bank HOLDRS securities that remain unsold as of January 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, on January 11, 2012.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	*
Name:	Thomas K. Montag
Title:	Chief Executive Officer
Executive Vice President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed by the following persons in the capacities indicated below on January 11, 2012.

Signature		Title
*		Chief Executive Officer, Executive Vice President and Director
Thomas K. Montag		(Principal Executive Officer)

*		Director
John M. Hogarty		(Principal Executive Officer)

*		Interim Chief Financial Officer and Managing Director
William Tirrell		(Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Liam B. O’Neil	Attorney-in-Fact
Liam B. O’Neil

INDEX TO EXHIBITS

Exhibits

*24.1	Power of Attorney of Sallie L. Krawcheck, Thomas K. Montag, Robert Qutub and Bruce R. Thompson.
24.2	Power of Attorney of John M. Hogarty and William Tirrell

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*Previously filed